Exhibit 10

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 19 to Registration Statement No. 33-4026 on Form N-1A of our report dated December 11, 2001 appearing in the October 31, 2001 Annual Report of Merrill Lynch EuroFund and to the reference to us under the caption “Financial Highlights” in the Propsectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York February 13, 2002